                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               OCTOBER 20, 2003


                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                     001-10435                 06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)


 ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                          06890
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code (203) 259-7843


                                 Page 1 of 10

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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits               Description
        ------------               -----------
               99.1             Press release of Sturm, Ruger & Company, Inc.,
                                dated October 20, 2003, reporting the financial
                                results for the third quarter and nine months
                                ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On October 20, 2003, the Company issued a press release to stockholders and other interested parties regarding financial results for the third quarter and nine months ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.






                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 STURM, RUGER & COMPANY, INC.


                                 By:  /S/ THOMAS A. DINEEN
                                      --------------------------------------
                                      Name:  Thomas A. Dineen
                                      Title: Principal Financial Officer,
                                             Treasurer and Chief Financial
                                             Officer


Dated: October 20, 2003

                              INDEX TO EXHIBITS

          EXHIBIT NUMBER                       DESCRIPTION
               99.1                  Press release of Sturm, Ruger &
                                     Company, Inc., dated October 20,
                                     2003, reporting the financial
                                     results for the third quarter and
                                     nine months ended September 30, 2003.


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